HarborView Mortgage Pass-Through Certificates

Series 2004-1

Preliminary Marketing Materials

$609,242,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: February 17, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-1

$[609,242,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$206,551,000	3.14 / 3.27	1-122 / 1-358	Floater(3)	Senior	[AAA/Aaa]
2-A	$164,289,000	2.44 / 3.24	1-55 / 1-358	Variable(4)	Senior	[AAA/Aaa]
3-A	$117,601,000	2.83 / 3.29	1-78 / 1-357	Variable(4)	Senior	[AAA/Aaa]
4-A	$ 97,671,000	3.12 / 3.30	1-114 / 1-357	Variable(4)	Senior	[AAA/Aaa]
X	Notional	N/A	N/A	N/A	Senior/ IO	[AAA/Aaa]
R	$100	N/A	N/A	Variable	Senior/Residual	[AAA/Aaa]
B-1	$12,954,000	4.06 / 6.02	1-54 / 1-358	Variable(5)	Subordinate	[AA/Aa2]
B-2	$7,093,000	4.06 / 6.02	1-54 / 1-358	Variable(5)	Subordinate	[A/A2]
B-3	$3,083,000	4.06 / 6.02	1-54 / 1-358	Variable(5)	Subordinate	[BBB/Baa2]
B-4	$3,083,000	Privately Offered Certificates			Subordinate	[BB/Ba2]
B-5	$2,466,000				Subordinate	[B/B2]
B-6	$2,171,184				Subordinate	NR
Total:	$616,962,284

(1)

Distributions on the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates will be primarily derived from the Group 1, Group 2, Group 3 and Group 4 adjustable rate mortgage loans, respectively (See “Mortgage Loans” herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A Certificates are shown to the Optional Call Date and to maturity (as described herein).  WAL and Payment Window for the Class 2-A, Class 3-A and Class 4-A Certificates are shown to the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for the Class 1-A Certificates will be equal to One-Month LIBOR plus a margin (which margin doubles after the Optional Call Date), subject to the related Net WAC Rate.

(4)

For every Distribution Date, the interest rate for each of the Class 2-A, Class 3-A, and Class 4-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(5)

The Subordinate Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Co-Manager:

WaMu Capital Corp.

Underwriter:

Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

First Republic Bank, GMAC Mortgage Corporation and Boston Safe Deposit and Trust Company.

Custodian/

Trustee:

Deutsche Bank National Trust Company and Boston Safe Deposit and Trust Company.

Originators:

First Republic Bank, SIB Mortgage Corp., Mortgage Network, Inc., Sierra Pacific Mortgage, Inc., Paul Financial, LLC, Pinnacle Financial Corporation, New York Mortgage Company L.L.C., MortgageIT, Inc., Luxury Mortgage Corp., Homestar Mortgage Services, LLC, E-Loan, Inc., and Boston Safe Deposit and Trust Company

Rating Agencies:

S&P and Moody’s will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

March 1, 2004.

Expected Pricing Date:

February 20, 2004

Closing Date:

On or about March 30, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates (collectively the “Class A Certificates”), the Class X Certificates and the Class R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates and Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 2-A, Class 3-A and Class 4-A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A Certificates for a given Distribution Date will begin the 19th day of the month preceding the Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and end on the 18th day prior to such Distribution Date (on a 30/360 basis).

The interest accrual period with respect to the Class 2-A,  Class 3-A and Class 4-A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [ 5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the Group 2, Group 3 and Group 4 Mortgage Loans is assumed to be the Distribution Date in October 2008, September 2010 and September 2013, respectively.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $616,962,284.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

As a result of scheduled principal payments as of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be approximately $651,613,470, subject to an increase or decrease of up to 10%.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 mortgage loans described herein is approximately $217,422,381 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, adjustable rate mortgage loans, a potion of which adjust based on 6 Month LIBOR, 1 Month LIBOR and, 12 Month LIBOR (“Group 1 Adjustable Rate Mortgage Loans”) and a portion of which have initial rate adjustments primarily occurring approximately 2 or 3 years after the date of origination of each mortgage loan (“Group 1 Hybrid ARMs”).  Each of the Group 1 Mortgage Loans has an original term to maturity of 25 or 30 years.  A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately six months, three years or ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 mortgage loans described herein is approximately $172,936,514 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans with initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan (“Group 2 Hybrid ARMs”).  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five, seven or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 mortgage loans described herein is approximately $123,791,444 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans with initial rate adjustments primarily occurring approximately 7 years after the date of origination of each mortgage loan (“Group 3 Hybrid ARMs”).  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first seven or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group 4

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 4 mortgage loans described herein is approximately $102,811,946 (the “Group 4 Mortgage Loans”). The Group 4 Mortgage Loans are non-convertible, adjustable rate mortgage loans with initial rate adjustments primarily occurring approximately 10 years after the date of origination of each mortgage loan (“Group 4 Hybrid ARMs”).  Each of the Group 4 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 4 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the term of their initial fixed rate period.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 4 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.00]% total subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after [March 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

[April 2004 – March 2011

0% Pro Rata Share

April 2011 – March 2012

30% Pro Rata Share

April 2012 – March 2013

40% Pro Rata Share

April 2013 – March 2014

60% Pro Rata Share

April 2014 – March 2015

80% Pro Rata Share

April 2015 and after]

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in April 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates (other than the Class X Certificates) until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Carryover Shortfall

Amount:

If on any Distribution Date, the Class 1-A Certificate Interest Rate is subject to the Net WAC Rate of the Group 1 Mortgage Loans, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Class 1-A Certificate Interest Rate (without giving effect to the Net WAC Rate of the Group 1 Mortgage Loans) over (b) the amount of interest received on such Certificates based on the Net WAC Rate of the Group 1 Mortgage Loans, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Class 1-A Certificate Interest Rate without giving effect to the Net WAC Rate of the Group 1 Mortgage Loans) (together, the “Carryover Shortfall Amount”).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” is established on behalf of the Class 1-A and Class X Certificates.  The Reserve Fund will be funded with any excess interest available after priority 1 through 4 in “Certificates Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the Class 1-A Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the Carryover Shortfall Amount.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class X Certificates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

4)

In certain limited circumstances described in the prospectus supplement, Senior Certificates, in the same order as described above, from the unrelated Mortgage Loan group, principal, to the extent not received from the related Mortgage Loan group;

5)

Class 1-A Certificates to pay the Carryover Shortfall Amount, if any;

6)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7)

Class B-1 Certificates, principal allocable to such Class;

8)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9)

Class B-2 Certificates, principal allocable to such Class;

10)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)

Class B-3 Certificates, principal allocable to such Class;

12)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)

Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Weighed Average Life Tables

To Call
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL	5.32	4.00	3.14	2.53	1.76
Mod Dur	4.97	3.78	3.00	2.44	1.71
Principal Window Begin	04/04	04/04	04/04	04/04	04/04
Principal Window End	05/20	10/16	05/14	07/12	01/10

To Maturity
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
WAL	5.49	4.16	3.27	2.65	1.85
Mod Durn	5.10	3.92	3.11	2.54	1.79
Principal Window Begin	04/04	04/04	04/04	04/04	04/04
Principal Window End	01/34	01/34	01/34	01/34	12/33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class 1-A Certificates Available Funds Cap

	30/ 360		30/ 360
	Available Funds		Available Funds
Period	Cap Schedule (1)(2)	Period	Cap Schedule (1)(2)
1	4.00%	35	10.74%
2	5.02%	36	10.74%
3	5.05%	37	10.74%
4	5.05%	38	10.74%
5	7.43%	39	10.84%
6	7.43%	40	10.84%
7	7.49%	41	10.89%
8	7.49%	42	10.89%
9	7.49%	43	10.89%
10	7.49%	44	10.89%
11	7.98%	45	10.98%
12	7.98%	46	11.20%
13	8.02%	47	11.20%
14	8.02%	48	11.20%
15	8.02%	49	11.20%
16	8.02%	50	11.20%
17	8.50%	51	11.20%
18	8.50%	52	11.20%
19	8.52%	53	11.20%
20	8.52%	54	11.20%
21	9.04%	55	11.20%
22	9.04%	56	11.20%
23	9.38%	57	11.26%
24	9.38%	58	11.32%
25	9.38%	59	11.32%
26	9.38%	60	11.32%
27	9.55%	61	11.32%
28	9.55%	62	11.32%
29	9.81%	63	11.32%
30	9.81%	64	11.32%
31	9.81%	65	11.32%
32	9.81%	66	11.32%
33	10.27%	67	11.32%
34	10.49%	68	11.32%
		69 and there after	11.34%

(1) The Available Funds Cap is calculated assuming current rate for all indices is 20.00% and is run at the pricing speed of 25% CPR to the Optional Call Date.

(2) The Available Funds Cap = ((the aggregate of net interest collections from the Group 1 Mortgage Loans) / the aggregate collateral balance of the Group 1 Mortgage Loans at the beginning of the related collection period)*12

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

 Yield Tables

Price/Yield – 2-A - Earlier of 5% Call and WAVG Roll

Balance	$164,289,000.00	Delay	18
Coupon	4.9671	Dated	3/1/2004
Settle	3/30/2004	First Payment	4/19/2004

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
102-07+	4.135	4.027	3.906	3.768	3.435
102-08	4.130	4.021	3.899	3.760	3.425
102-08+	4.124	4.015	3.892	3.752	3.415
102-09	4.119	4.009	3.885	3.745	3.406
102-09+	4.114	4.003	3.879	3.737	3.396
102-10	4.108	3.997	3.872	3.729	3.386
102-10+	4.103	3.991	3.865	3.722	3.377
102-11	4.097	3.985	3.858	3.714	3.367
102-11+	4.092	3.979	3.851	3.706	3.357
102-12	4.086	3.973	3.844	3.699	3.348
102-12+	4.081	3.967	3.838	3.691	3.338
102-13	4.076	3.960	3.831	3.683	3.328
102-13+	4.070	3.954	3.824	3.676	3.318
102-14	4.065	3.948	3.817	3.668	3.309
102-14+	4.059	3.942	3.810	3.660	3.299
102-15	4.054	3.936	3.803	3.653	3.289
102-15+	4.048	3.930	3.797	3.645	3.280
102-16	4.043	3.924	3.790	3.637	3.270
102-16+	4.038	3.918	3.783	3.630	3.260
102-17	4.032	3.912	3.776	3.622	3.251
102-17+	4.027	3.906	3.769	3.614	3.241
102-18	4.021	3.900	3.763	3.607	3.232
102-18+	4.016	3.894	3.756	3.599	3.222
102-19	4.011	3.888	3.749	3.591	3.212
102-19+	4.005	3.882	3.742	3.584	3.203
102-20	4.000	3.876	3.735	3.576	3.193
102-20+	3.994	3.870	3.729	3.569	3.183
102-21	3.989	3.863	3.722	3.561	3.174
102-21+	3.984	3.857	3.715	3.553	3.164
102-22	3.978	3.851	3.708	3.546	3.154
102-22+	3.973	3.845	3.702	3.538	3.145
102-23	3.967	3.839	3.695	3.530	3.135
102-23+	3.962	3.833	3.688	3.523	3.126
WAL	3.12	2.76	2.44	2.15	1.68
Mod Durn	2.81	2.50	2.23	1.99	1.57
Principal Window Begin	04/04	04/04	04/04	04/04	04/04
Principal Window End	10/08	10/08	10/08	10/08	10/08

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Price/Yield – 3-A - Earlier of 5% Call and WAVG Roll

Balance	$117,601,000.00	Delay	18
Coupon	4.8308	Dated	3/1/2004
Settle	3/30/2004	First Payment	4/19/2004

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
101-17+	4.346	4.263	4.168	4.059	3.784
101-18	4.342	4.258	4.162	4.052	3.775
101-18+	4.337	4.253	4.156	4.045	3.765
101-19	4.333	4.248	4.150	4.038	3.756
101-19+	4.328	4.242	4.144	4.031	3.746
101-20	4.324	4.237	4.138	4.024	3.737
101-20+	4.319	4.232	4.132	4.017	3.728
101-21	4.315	4.227	4.125	4.010	3.718
101-21+	4.310	4.221	4.119	4.003	3.709
101-22	4.306	4.216	4.113	3.996	3.700
101-22+	4.301	4.211	4.107	3.989	3.690
101-23	4.297	4.206	4.101	3.982	3.681
101-23+	4.292	4.200	4.095	3.975	3.672
101-24	4.288	4.195	4.089	3.968	3.662
101-24+	4.283	4.190	4.083	3.961	3.653
101-25	4.278	4.185	4.077	3.954	3.644
101-25+	4.274	4.180	4.071	3.947	3.634
101-26	4.269	4.174	4.065	3.940	3.625
101-26+	4.265	4.169	4.059	3.933	3.615
101-27	4.260	4.164	4.053	3.926	3.606
101-27+	4.256	4.159	4.047	3.919	3.597
101-28	4.251	4.153	4.041	3.912	3.588
101-28+	4.247	4.148	4.035	3.905	3.578
101-29	4.242	4.143	4.029	3.898	3.569
101-29+	4.238	4.138	4.023	3.891	3.560
101-30	4.233	4.133	4.017	3.884	3.550
101-30+	4.229	4.127	4.011	3.877	3.541
101-31	4.224	4.122	4.005	3.870	3.532
101-31+	4.220	4.117	3.999	3.863	3.522
102-00	4.215	4.112	3.993	3.856	3.513
102-00+	4.211	4.107	3.987	3.849	3.504
102-01	4.206	4.101	3.981	3.842	3.494
102-01+	4.202	4.096	3.974	3.835	3.485
WAL	3.88	3.31	2.83	2.42	1.77
Mod Durn	3.39	2.93	2.53	2.19	1.64
Principal Window Begin	04/04	04/04	04/04	04/04	04/04
Principal Window End	09/10	09/10	09/10	09/10	01/10

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Price/Yield - 4-A - Earlier of 5% Call and WAVG Roll

Balance	$97,671,000.00	Delay	18
Coupon	4.88	Dated	3/1/2004
Settle	3/30/2004	First Payment	4/19/2004

Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
100-28	4.640	4.582	4.516	4.434	4.239
100-28+	4.636	4.578	4.510	4.427	4.230
100-29	4.632	4.573	4.504	4.420	4.220
100-29+	4.628	4.568	4.499	4.414	4.211
100-30	4.624	4.563	4.493	4.407	4.201
100-30+	4.620	4.559	4.487	4.400	4.192
100-31	4.616	4.554	4.481	4.393	4.182
100-31+	4.613	4.549	4.476	4.386	4.173
101-00	4.609	4.544	4.470	4.379	4.163
101-00+	4.605	4.539	4.464	4.373	4.154
101-01	4.601	4.535	4.459	4.366	4.144
101-01+	4.597	4.530	4.453	4.359	4.135
101-02	4.593	4.525	4.447	4.352	4.125
101-02+	4.589	4.520	4.442	4.345	4.116
101-03	4.585	4.516	4.436	4.339	4.106
101-03+	4.581	4.511	4.430	4.332	4.097
101-04	4.577	4.506	4.425	4.325	4.087
101-04+	4.573	4.501	4.419	4.318	4.078
101-05	4.569	4.497	4.413	4.311	4.068
101-05+	4.565	4.492	4.408	4.305	4.059
101-06	4.561	4.487	4.402	4.298	4.049
101-06+	4.557	4.483	4.396	4.291	4.040
101-07	4.553	4.478	4.391	4.284	4.030
101-07+	4.549	4.473	4.385	4.277	4.021
101-08	4.546	4.468	4.379	4.271	4.011
101-08+	4.542	4.464	4.374	4.264	4.002
101-09	4.538	4.459	4.368	4.257	3.993
101-09+	4.534	4.454	4.362	4.250	3.983
101-10	4.530	4.449	4.357	4.244	3.974
101-10+	4.526	4.445	4.351	4.237	3.964
101-11	4.522	4.440	4.346	4.230	3.955
101-11+	4.518	4.435	4.340	4.223	3.945
101-12	4.514	4.430	4.334	4.216	3.936
WAL	4.66	3.80	3.12	2.54	1.77
Mod Durn	3.91	3.24	2.72	2.26	1.62
Principal Window Begin	04/04	04/04	04/04	04/04	04/04
Principal Window End	09/13	09/13	09/13	07/12	01/10

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-1
Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
Total Current Balance:	$616,962,284
Total Original Balance:	$619,698,561
Number Of Loans:	1,420

			Minimum		Maximum
Average Current Balance:	$434,480		$33,055		$3,650,000
Average Original Amount:	$436,407		$33,150		$3,650,000

Weighted Average Gross Coupon:	4.922%		2.375%		10.500%

Weighted Average Gross Margin:	2.459%		1.250%		9.453%
Weighted Average Max Int Rate:	11.150%		8.875%		16.650%
Weighted Average Min Int Rate:	2.469%		1.000%		10.500%
Non Zero Weighted Average Periodic Rate Cap:	1.946%		0.000%		6.000%
Non Zero Weighted Average First Rate Cap:	4.509%		0.000%		9.600%

Weighted Average Original LTV:	67.54%		5.34%		100.00%

Weighted Average Credit Score:	729		552		839

Weighted Average Original Term:	353	months	300	months	360	months
Weighted Average Remaining Term:	348	months	285	months	359	months
Weighted Average Seasoning:	6	months	1	months	75	months

Weighted Average Next Rate Reset:	54	months	1	months	119	months
Weighted Average Rate Adj Freq:	8	months	1	months	12	months
Weighted Average First Rate Adj Freq:	59	months	1	months	120	months

Weighted Average Prepay Term:	50	months	12	months	60	months
Weighted Average IO Term:	107	months	6	months	120	months

Top State Concentrations ($):	48.23 % California, 7.50 % New York, 6.67 % South Carolina
Prepay Penalty ($):	63.14 % No Prepayment Penalty, 36.86 % Has Prepayment Penalty
Interest Only ($):	79.92 % IO, 20.08 % Not IO
Maximum Zip Code ($):	2.88% 29928

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

	Minimum	Maximum
Note Date:	Dec 01, 1997	Jan 29, 2004
First Pay Date:	Jan 01, 1998	Mar 01, 2004
Paid To Date:	Nov 01, 2003	Apr 01, 2004
Rate Chg Date:	Apr 01, 2004	Feb 01, 2014
Mature Date:	Dec 01, 2027	Feb 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
FIRST REPUBLIC	204	$178,356,122.62	28.91%
STATEN ISLAND BANK	390	112,739,567.82	18.27
MORTGAGE NETWORK	164	76,145,290.54	12.34
SIERRA PACIFIC	136	59,623,485.86	9.66
HOMESTAR	224	54,809,465.42	8.88
PAUL FINANCIAL	92	44,262,950.00	7.17
PINNACLE	98	24,192,063.73	3.92
NEW YORK MORTGAGE	35	21,370,407.18	3.46
BOSTON SAFE	22	14,716,998.83	2.39
MORTGAGE IT	31	13,469,962.04	2.18
LUXURY MORTGAGE	9	10,116,150.00	1.64
ELOAN	15	7,159,820.37	1.16
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR IO	315	$106,933,279.03	17.33%
10/1 YR CMT IO	79	74,237,416.39	12.03
5/1 YR LIBOR IO	141	63,570,117.77	10.30
7/1 YR CMT IO	63	55,510,195.16	9.00
5/25 6 MO LIBOR IO	127	48,934,979.39	7.93
7/1 MO LIBOR IO	43	36,054,120.43	5.84
5/1 YR LIBOR	78	32,140,532.72	5.21
1 MO LIBOR IO	66	24,971,707.04	4.05
5/25 6 MO LIBOR	70	24,930,527.86	4.04
2/28 6 MO LIBOR	104	21,609,627.95	3.50
3/1 YR LIBOR IO	40	19,135,049.99	3.10
2/28 6 MO LIBOR IO	55	15,832,937.49	2.57
7/23 6 MO LIBOR IO	40	12,618,178.72	2.05
10/6 MO LIBOR IO	32	12,388,817.30	2.01
3/1 YR LIBOR	22	8,067,155.42	1.31
7/1 YR LIBOR	18	8,045,644.97	1.30
10/1 YR CMT	10	6,785,765.07	1.10
7/1 YR LIBOR IO	19	6,760,947.73	1.10
3/27 6 MO LIBOR IO	17	6,548,785.14	1.06
6 MO LIBOR	10	6,481,899.10	1.05
3/27 6 MO LIBOR	30	5,780,537.77	0.94
10/1 YR LIBOR IO	10	5,126,678.39	0.83
10/1 MO LIBOR IO	2	2,400,000.00	0.39
5/1 YR CMT	4	1,938,953.38	0.31
7/1 YR CMT	3	1,876,293.67	0.30
10/1 YR LIBOR	3	1,873,268.47	0.30
7/1 MO LIBOR	4	1,492,331.90	0.24
1 MO LIBOR	4	1,438,902.24	0.23
7/23 6 MO LIBOR	7	1,433,731.40	0.23
5/1 YR CMT IO	3	1,421,402.52	0.23
1 YR LIBOR IO	1	622,500.00	0.10
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	807	$263,493,301.15	42.71%
1 YR LIBOR	332	145,341,895.46	23.56
1 YR CMT	162	141,770,026.19	22.98
1 MO LIBOR	119	66,357,061.61	10.76
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
33,055 - 100,000	63	$5,230,798.65	0.85%
100,001 - 150,000	153	19,748,961.20	3.20
150,001 - 200,000	153	26,801,575.11	4.34
200,001 - 250,000	124	27,986,555.01	4.54
250,001 - 300,000	89	24,432,831.59	3.96
300,001 - 350,000	108	35,751,789.85	5.79
350,001 - 400,000	175	65,709,258.52	10.65
400,001 - 450,000	95	40,449,077.00	6.56
450,001 - 500,000	87	41,687,219.33	6.76
500,001 - 550,000	51	26,934,655.69	4.37
550,001 - 600,000	51	29,619,523.09	4.80
600,001 - 650,000	42	26,795,117.14	4.34
650,001 - 700,000	32	21,854,714.31	3.54
700,001 - 800,000	44	33,341,939.31	5.40
800,001 - 900,000	28	23,870,042.26	3.87
900,001 - 1,000,000	40	39,415,899.61	6.39
1,000,001 - 1,250,000	40	44,754,207.99	7.25
1,250,001 - 1,500,000	19	26,923,916.56	4.36
1,500,001 - 1,750,000	4	6,844,634.43	1.11
1,750,001 - 2,000,000	14	27,199,467.76	4.41
2,250,001 - 2,500,000	4	9,755,000.00	1.58
2,500,001 - 2,750,000	2	5,265,100.00	0.85
2,750,001 - 3,000,000	1	2,940,000.00	0.48
3,500,001 - 3,650,000	1	3,650,000.00	0.59
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.375 - 2.500	2	$1,290,000.00	0.21%
2.501 - 3.000	46	19,282,519.06	3.13
3.001 - 3.500	276	90,975,935.30	14.75
3.501 - 4.000	60	26,916,508.81	4.36
4.001 - 4.500	91	47,844,153.96	7.75
4.501 - 5.000	225	128,579,424.59	20.84
5.001 - 5.500	256	130,406,747.25	21.14
5.501 - 6.000	247	106,247,447.60	17.22
6.001 - 6.500	104	40,984,462.71	6.64
6.501 - 7.000	45	11,243,118.09	1.82
7.001 - 7.500	23	5,118,275.40	0.83
7.501 - 8.000	19	3,726,762.24	0.60
8.001 - 8.500	9	1,945,555.96	0.32
8.501 - 9.000	12	1,719,745.26	0.28
9.001 - 9.500	1	61,344.73	0.01
9.501 - 10.000	3	411,534.82	0.07
10.001 - 10.500	1	208,748.63	0.03
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	7	$6,295,301.51	1.02%
1.501 - 2.000	83	31,056,309.25	5.03
2.001 - 2.500	992	482,261,587.82	78.17
2.501 - 3.000	170	59,012,236.31	9.56
3.001 - 3.500	35	9,396,683.15	1.52
3.501 - 4.000	37	9,499,929.57	1.54
4.001 - 4.500	27	6,382,215.50	1.03
4.501 - 5.000	45	8,890,240.22	1.44
5.001 - 5.500	1	94,715.35	0.02
6.001 - 6.500	2	271,445.66	0.04
6.501 - 7.000	5	745,390.67	0.12
7.001 - 7.500	4	796,083.38	0.13
7.501 - 8.000	3	1,083,412.25	0.18
8.001 - 8.500	4	756,537.14	0.12
8.501 - 9.000	3	226,976.69	0.04
9.001 - 9.453	2	193,219.94	0.03
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.875 - 9.000	6	$2,865,478.79	0.46%
9.001 - 9.500	76	29,342,370.24	4.76
9.501 - 10.000	108	55,775,717.31	9.04
10.001 - 10.500	190	91,069,779.63	14.76
10.501 - 11.000	342	175,507,753.54	28.45
11.001 - 11.500	163	77,008,100.01	12.48
11.501 - 12.000	348	110,347,487.50	17.89
12.001 - 12.500	38	10,203,616.83	1.65
12.501 - 13.000	71	43,193,411.54	7.00
13.001 - 13.500	9	1,553,825.57	0.25
13.501 - 14.000	8	1,345,437.97	0.22
14.001 - 14.500	6	2,016,179.66	0.33
14.501 - 15.000	7	2,943,214.03	0.48
15.001 - 15.500	39	12,588,011.26	2.04
15.501 - 16.000	7	1,008,680.59	0.16
16.001 - 16.500	1	93,455.45	0.02
16.501 - 16.650	1	99,764.49	0.02
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	5	$1,492,818.68	0.24%
1.001 - 1.500	8	6,383,301.51	1.03
1.501 - 2.000	83	31,056,309.25	5.03
2.001 - 2.500	984	480,159,187.36	77.83
2.501 - 3.000	173	59,468,792.94	9.64
3.001 - 3.500	34	8,699,345.02	1.41
3.501 - 4.000	35	8,939,992.85	1.45
4.001 - 4.500	24	6,048,274.56	0.98
4.501 - 5.000	42	8,931,800.81	1.45
5.001 - 5.500	1	126,767.55	0.02
5.501 - 6.000	3	621,379.62	0.10
6.001 - 6.500	1	182,668.24	0.03
6.501 - 7.000	6	1,104,273.69	0.18
7.001 - 7.500	3	405,729.77	0.07
7.501 - 8.000	3	615,653.33	0.10
8.001 - 8.500	3	915,135.81	0.15
8.501 - 9.000	8	1,347,540.12	0.22
9.001 - 9.500	1	61,344.73	0.01
9.501 - 10.000	2	193,219.94	0.03
10.001 - 10.500	1	208,748.63	0.03
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	251	$114,017,246.52	18.48%
0.501 - 1.000	499	159,740,685.32	25.89
1.001 - 1.500	3	2,740,000.00	0.44
1.501 - 2.000	486	205,322,450.85	33.28
2.001 - 2.500	71	62,494,951.85	10.13
2.501 - 3.000	41	37,056,276.97	6.01
3.001 - 3.500	10	7,448,228.80	1.21
3.501 - 4.000	1	405,000.00	0.07
4.501 - 5.000	53	25,328,444.10	4.11
5.501 - 6.000	5	2,409,000.00	0.39
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	261	$124,302,368.09	20.15%
0.501 - 1.000	156	52,711,917.95	8.54
1.501 - 2.000	76	31,141,084.89	5.05
2.501 - 3.000	179	41,025,647.12	6.65
3.501 - 4.000	7	3,292,982.33	0.53
4.501 - 5.000	482	217,755,770.01	35.29
5.501 - 6.000	258	146,432,514.02	23.73
> 6.000	1	300,000.00	0.05
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	205	$70,753,390.57	11.47%
360	1,215	546,208,893.84	88.53
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	1,038	$389,555,902.45	63.14%
12	39	23,087,765.23	3.74
24	9	2,224,588.01	0.36
36	57	24,960,145.68	4.05
48	42	34,631,452.33	5.61
60	235	142,502,430.71	23.10
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
285 - 288	1	$295,375.00	0.05%
289 - 300	205	70,753,390.57	11.47
325 - 336	1	397,954.77	0.06
337 - 348	9	1,851,948.53	0.30
349 - 359	1,204	543,663,615.54	88.12
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	119	$66,357,061.61	10.76%
6	807	263,493,301.15	42.71
12	494	287,111,921.65	46.54
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	18	$12,362,774.23	2.00%
2	13	5,672,128.45	0.92
3	39	8,375,706.60	1.36
6	325	113,415,178.13	18.38
12	1	622,500.00	0.10
24	159	37,442,565.44	6.07
36	109	39,531,528.32	6.41
60	423	172,936,513.64	28.03
84	197	123,791,443.98	20.06
120	136	102,811,945.62	16.66
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 3	143	$60,337,219.32	9.78%
4 - 6	252	79,488,568.09	12.88
7 - 9	2	917,875.00	0.15
13 - 15	2	219,796.54	0.04
16 - 18	11	2,853,277.46	0.46
19 - 21	146	34,369,491.44	5.57
28 - 30	12	3,672,097.01	0.60
31 - 33	75	25,717,142.23	4.17
34 - 36	22	10,142,289.08	1.64
43 - 45	2	430,028.41	0.07
46 - 48	2	235,436.93	0.04
49 - 51	13	4,036,672.69	0.65
52 - 54	124	49,803,554.43	8.07
55 - 57	196	79,226,678.26	12.84
58 - 60	86	39,204,142.92	6.35
70 - 72	2	205,300.00	0.03
73 - 75	21	18,705,832.52	3.03
76 - 78	100	64,321,279.76	10.43
79 - 81	67	36,390,656.70	5.90
82 - 84	6	3,873,000.00	0.63
88 - 90	1	397,954.77	0.06
106 - 108	1	405,000.00	0.07
109 - 111	6	5,435,401.05	0.88
112 - 114	81	71,913,388.10	11.66
115 - 117	40	21,311,701.70	3.45
118 - 119	7	3,348,500.00	0.54
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
04/01/04 - 04/30/04	94	$36,536,056.93	5.92%
05/01/04 - 05/31/04	20	7,411,732.26	1.20
06/01/04 - 06/30/04	29	16,389,430.13	2.66
07/01/04 - 07/31/04	118	32,100,389.60	5.20
08/01/04 - 08/31/04	96	29,895,476.38	4.85
09/01/04 - 09/30/04	38	17,492,702.11	2.84
11/01/04 - 11/30/04	1	622,500.00	0.10
12/01/04 - 12/31/04	1	295,375.00	0.05
06/01/05 - 06/30/05	2	219,796.54	0.04
07/01/05 - 07/31/05	2	998,186.62	0.16
08/01/05 - 08/31/05	3	734,865.19	0.12
09/01/05 - 09/30/05	6	1,120,225.65	0.18
10/01/05 - 10/31/05	12	1,828,279.04	0.30
11/01/05 - 11/30/05	98	23,824,456.88	3.86
12/01/05 - 12/31/05	36	8,716,755.52	1.41
08/01/06 - 08/31/06	8	2,172,799.27	0.35
09/01/06 - 09/30/06	4	1,499,297.74	0.24
10/01/06 - 10/31/06	11	2,759,520.39	0.45
11/01/06 - 11/30/06	40	12,724,531.54	2.06
12/01/06 - 12/31/06	24	10,233,090.30	1.66
01/01/07 - 01/31/07	12	5,099,239.08	0.83
02/01/07 - 02/28/07	10	5,043,050.00	0.82
11/01/07 - 11/30/07	2	430,028.41	0.07
03/01/08 - 03/31/08	2	235,436.93	0.04
05/01/08 - 05/31/08	2	828,000.00	0.13
06/01/08 - 06/30/08	11	3,208,672.69	0.52
07/01/08 - 07/31/08	7	3,246,426.92	0.53
08/01/08 - 08/31/08	82	31,876,265.30	5.17
09/01/08 - 09/30/08	35	14,680,862.21	2.38
10/01/08 - 10/31/08	63	24,919,499.70	4.04
11/01/08 - 11/30/08	58	27,947,297.30	4.53
12/01/08 - 12/31/08	75	26,359,881.26	4.27
01/01/09 - 01/31/09	60	26,574,543.09	4.31
02/01/09 - 02/28/09	26	12,629,599.83	2.05
01/01/10 - 01/31/10	1	141,550.00	0.02
02/01/10 - 02/28/10	1	63,750.00	0.01
04/01/10 - 04/30/10	3	3,975,000.00	0.64
05/01/10 - 05/31/10	2	2,100,000.00	0.34
06/01/10 - 06/30/10	16	12,630,832.52	2.05
07/01/10 - 07/31/10	31	21,579,899.14	3.50
08/01/10 - 08/31/10	41	23,611,467.57	3.83

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date (Continued):	Mortgage Loans	the Cutoff Date	the Cutoff Date
09/01/10 - 09/30/10	28	$19,129,913.05	3.10%
10/01/10 - 10/31/10	20	14,876,784.38	2.41
11/01/10 - 11/30/10	31	13,101,437.57	2.12
12/01/10 - 12/31/10	16	8,412,434.75	1.36
01/01/11 - 01/31/11	6	3,873,000.00	0.63
08/01/11 - 08/31/11	1	397,954.77	0.06
01/01/13 - 01/31/13	1	405,000.00	0.07
05/01/13 - 05/31/13	3	3,720,000.00	0.60
06/01/13 - 06/30/13	3	1,715,401.05	0.28
07/01/13 - 07/31/13	24	23,473,792.04	3.80
08/01/13 - 08/31/13	32	29,328,685.17	4.75
09/01/13 - 09/30/13	25	19,110,910.89	3.10
10/01/13 - 10/31/13	17	9,100,212.79	1.48
11/01/13 - 11/30/13	21	11,252,409.46	1.82
12/01/13 - 12/31/13	2	959,079.45	0.16
01/01/14 - 01/31/14	2	1,003,500.00	0.16
02/01/14 - 02/28/14	5	2,345,000.00	0.38
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.34 - 10.00	3	$1,855,000.00	0.30%
10.01 - 15.00	4	1,884,889.15	0.31
15.01 - 20.00	8	5,091,757.44	0.83
20.01 - 25.00	6	4,289,955.83	0.70
25.01 - 30.00	18	12,123,131.38	1.96
30.01 - 35.00	20	15,195,605.13	2.46
35.01 - 40.00	22	15,351,523.73	2.49
40.01 - 45.00	31	22,613,729.22	3.67
45.01 - 50.00	52	39,572,499.85	6.41
50.01 - 55.00	45	22,982,999.46	3.73
55.01 - 60.00	56	27,524,202.09	4.46
60.01 - 65.00	79	44,880,585.94	7.27
65.01 - 70.00	104	72,136,482.92	11.69
70.01 - 75.00	123	66,216,305.40	10.73
75.01 - 80.00	646	222,767,781.70	36.11
80.01 - 85.00	19	4,363,862.83	0.71
85.01 - 90.00	67	15,237,052.67	2.47
90.01 - 95.00	92	19,102,748.40	3.10
95.01 - 100.00	25	3,772,171.27	0.61
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CreditScore:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	16	$6,630,072.87	1.07%
550 - 620	19	7,672,491.28	1.24
621 - 640	28	12,289,708.17	1.99
641 - 660	74	27,826,588.73	4.51
661 - 680	136	51,983,809.66	8.43
681 - 700	192	73,441,580.90	11.90
701 - 720	194	83,851,752.39	13.59
721 - 740	188	86,421,023.12	14.01
741 - 760	199	82,558,655.54	13.38
761 - 780	171	81,419,448.94	13.20
781 - 800	156	80,492,419.05	13.05
801 - 820	44	21,084,991.88	3.42
821 - 839	3	1,289,741.88	0.21
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	367	$123,895,171.92	20.08%
6	5	717,476.45	0.12
36	26	12,121,987.16	1.96
60	146	59,202,025.88	9.60
84	66	42,251,153.48	6.85
120	810	378,774,469.52	61.39
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	696	$261,709,260.96	42.42%
Cash Out Refinance	408	186,943,438.60	30.30
Rate/Term Refinance	316	168,309,584.85	27.28
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,202	$525,145,609.25	85.12%
Second Home	83	51,949,843.76	8.42
Non-owner	135	39,866,831.40	6.46
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	931	$449,823,359.70	72.91%
Stated Documentation	163	61,826,835.40	10.02
No Documentation	145	34,947,684.55	5.66
No Ratio	104	34,051,850.14	5.52
Reduced Documentation	69	33,242,800.00	5.39
Streamline Documentation	6	2,874,250.00	0.47
Limited Documentation	2	195,504.62	0.03
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	837	$388,629,468.95	62.99%
PUD	245	87,849,182.64	14.24
Condominium	103	35,183,433.99	5.70
Single Family Detached	73	34,684,358.98	5.62
Cooperative	31	16,807,059.96	2.72
2 Units	39	13,895,632.84	2.25
Deminimus PUD	20	12,521,472.11	2.03
3 Units	22	9,981,766.35	1.62
Condo Low-Rise	28	8,755,979.45	1.42
4 Units	17	5,928,829.14	0.96
Condo High-Rise	4	2,325,900.00	0.38
Single Family Attached	1	399,200.00	0.06
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	1,038	$389,555,902.45	63.14%
Has Prepayment Penalty	382	227,406,381.96	36.86
Total	1,420	$616,962,284.41	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	529	$297,531,835.02	48.23%
New York	66	46,289,037.69	7.50
South Carolina	93	41,120,582.68	6.67
Florida	112	29,744,452.21	4.82
Massachusetts	48	26,793,073.23	4.34
Georgia	101	25,633,893.35	4.15
New Jersey	55	20,700,351.00	3.36

All Others (31) + DC	416	129,149,059.23	20.93
Total	1,420	$616,962,284.41	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-1
Group I Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
Total Current Balance:	$217,422,381
Total Original Balance:	$218,381,734
Number Of Loans:	664

			Minimum		Maximum
Average Current Balance:	$327,443		$33,055		$2,470,000
Average Original Amount:	$328,888		$33,150		$2,470,000

Weighted Average Gross Coupon:	4.370%		2.375%		10.500%

Weighted Average Gross Margin:	2.612%		1.250%		9.453%
Weighted Average Max Int Rate:	11.719%		8.875%		16.650%
Weighted Average Min Int Rate:	2.643%		1.000%		10.500%
Non Zero Weighted Average Periodic Rate Cap:	1.624%		0.000%		6.000%
Non Zero Weighted Average First Rate Cap:	2.372%		0.000%		6.000%

Weighted Average Original LTV:	72.71%		18.60%		100.00%

Weighted Average Credit Score:	723		552		813

Weighted Average Original Term:	340	months	300	months	360	months
Weighted Average Remaining Term:	335	months	289	months	359	months
Weighted Average Seasoning:	5	months	1	months	17	months

Weighted Average Next Rate Reset:	12	months	1	months	35	months
Weighted Average Rate Adj Freq:	6	months	1	months	12	months
Weighted Average First Rate Adj Freq:	14	months	1	months	36	months

Weighted Average Prepay Term:	36	months	12	months	60	months
Weighted Average IO Term:	114	months	6	months	120	months

Top State Concentrations ($):	17.12 % South Carolina, 16.84 % California, 11.65 % New York
Prepay Penalty ($):	92.22 % No Prepayment Penalty, 7.78 % Has Prepayment Penalty
Interest Only ($):	80.05 % IO, 19.95 % Not IO
Maximum Zip Code ($):	7.43% 29928

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

	Minimum	Maximum
Note Date:	Oct 01, 2002	Jan 28, 2004
First Pay Date:	Nov 01, 2002	Mar 01, 2004
Paid To Date:	Nov 01, 2003	Apr 01, 2004
Rate Chg Date:	Apr 01, 2004	Feb 01, 2007
Mature Date:	Apr 01, 2028	Feb 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MORTGAGE NETWORK	136	$62,388,880.80	28.69%
STATEN ISLAND BANK	227	57,967,896.80	26.66
HOMESTAR	206	44,592,512.47	20.51
NEW YORK MORTGAGE	35	21,370,407.18	9.83
PAUL FINANCIAL	25	12,226,550.00	5.62
LUXURY MORTGAGE	9	10,116,150.00	4.65
SIERRA PACIFIC	10	4,083,745.05	1.88
BOSTON SAFE	5	2,409,000.00	1.11
PINNACLE	11	2,267,238.87	1.04
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR IO	315	$106,933,279.03	49.18%
1 MO LIBOR IO	66	24,971,707.04	11.49
2/28 6 MO LIBOR	104	21,609,627.95	9.94
3/1 YR LIBOR IO	40	19,135,049.99	8.80
2/28 6 MO LIBOR IO	55	15,832,937.49	7.28
3/1 YR LIBOR	22	8,067,155.42	3.71
3/27 6 MO LIBOR IO	17	6,548,785.14	3.01
6 MO LIBOR	10	6,481,899.10	2.98
3/27 6 MO LIBOR	30	5,780,537.77	2.66
1 MO LIBOR	4	1,438,902.24	0.66
1 YR LIBOR IO	1	622,500.00	0.29
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	531	$163,187,066.48	75.06%
1 YR LIBOR	63	27,824,705.41	12.80
1 MO LIBOR	70	26,410,609.28	12.15
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
33,055 - 100,000	46	$3,788,663.13	1.74%
100,001 - 150,000	105	13,382,825.32	6.16
150,001 - 200,000	106	18,594,323.37	8.55
200,001 - 250,000	88	19,820,903.02	9.12
250,001 - 300,000	57	15,626,697.05	7.19
300,001 - 350,000	49	16,097,726.12	7.40
350,001 - 400,000	63	23,673,096.90	10.89
400,001 - 450,000	26	11,100,223.26	5.11
450,001 - 500,000	22	10,477,546.85	4.82
500,001 - 550,000	17	8,934,516.69	4.11
550,001 - 600,000	16	9,217,187.15	4.24
600,001 - 650,000	9	5,731,514.28	2.64
650,001 - 700,000	11	7,542,492.41	3.47
700,001 - 800,000	13	9,986,113.45	4.59
800,001 - 900,000	8	6,793,453.35	3.12
900,001 - 1,000,000	9	8,866,449.00	4.08
1,000,001 - 1,250,000	8	8,895,547.59	4.09
1,250,001 - 1,500,000	5	7,076,500.04	3.25
1,500,001 - 1,750,000	2	3,449,634.43	1.59
1,750,001 - 2,000,000	3	5,896,967.76	2.71
2,250,001 - 2,470,000	1	2,470,000.00	1.14
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.375 - 2.500	2	$1,290,000.00	0.59%
2.501 - 3.000	46	19,282,519.06	8.87
3.001 - 3.500	276	90,975,935.30	41.84
3.501 - 4.000	50	21,190,780.26	9.75
4.001 - 4.500	15	5,119,650.32	2.35
4.501 - 5.000	43	15,319,080.98	7.05
5.001 - 5.500	41	14,433,431.81	6.64
5.501 - 6.000	51	17,319,598.68	7.97
6.001 - 6.500	40	12,043,564.95	5.54
6.501 - 7.000	35	7,925,301.77	3.65
7.001 - 7.500	21	4,614,426.40	2.12
7.501 - 8.000	19	3,726,762.24	1.71
8.001 - 8.500	9	1,945,555.96	0.89
8.501 - 9.000	11	1,554,145.26	0.71
9.001 - 9.500	1	61,344.73	0.03
9.501 - 10.000	3	411,534.82	0.19
10.001 - 10.500	1	208,748.63	0.10
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	7	$6,295,301.51	2.90%
1.501 - 2.000	81	29,508,609.25	13.57
2.001 - 2.500	339	117,168,077.97	53.89
2.501 - 3.000	75	27,709,772.69	12.74
3.001 - 3.500	35	9,396,683.15	4.32
3.501 - 4.000	34	8,696,799.80	4.00
4.001 - 4.500	25	5,754,715.50	2.65
4.501 - 5.000	44	8,724,640.22	4.01
5.001 - 5.500	1	94,715.35	0.04
6.001 - 6.500	2	271,445.66	0.12
6.501 - 7.000	5	745,390.67	0.34
7.001 - 7.500	4	796,083.38	0.37
7.501 - 8.000	3	1,083,412.25	0.50
8.001 - 8.500	4	756,537.14	0.35
8.501 - 9.000	3	226,976.69	0.10
9.001 - 9.453	2	193,219.94	0.09
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.875 - 9.000	2	$1,010,000.00	0.46%
9.001 - 9.500	28	6,637,756.54	3.05
9.501 - 10.000	21	9,405,843.23	4.33
10.001 - 10.500	36	11,214,470.00	5.16
10.501 - 11.000	117	53,267,406.73	24.50
11.001 - 11.500	49	15,794,471.10	7.26
11.501 - 12.000	290	87,296,322.61	40.15
12.001 - 12.500	26	7,803,373.05	3.59
12.501 - 13.000	19	3,718,242.89	1.71
13.001 - 13.500	8	1,345,351.57	0.62
13.501 - 14.000	7	1,179,837.97	0.54
14.001 - 14.500	6	2,016,179.66	0.93
14.501 - 15.000	7	2,943,214.03	1.35
15.001 - 15.500	39	12,588,011.26	5.79
15.501 - 16.000	7	1,008,680.59	0.46
16.001 - 16.500	1	93,455.45	0.04
16.501 - 16.650	1	99,764.49	0.05
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	3	$659,118.68	0.30%
1.001 - 1.500	8	6,383,301.51	2.94
1.501 - 2.000	81	29,508,609.25	13.57
2.001 - 2.500	337	116,317,777.97	53.50
2.501 - 3.000	74	27,348,601.03	12.58
3.001 - 3.500	33	8,608,672.85	3.96
3.501 - 4.000	33	8,626,863.08	3.97
4.001 - 4.500	22	5,420,774.56	2.49
4.501 - 5.000	41	8,766,200.81	4.03
5.001 - 5.500	1	126,767.55	0.06
5.501 - 6.000	3	621,379.62	0.29
6.001 - 6.500	1	182,668.24	0.08
6.501 - 7.000	6	1,104,273.69	0.51
7.001 - 7.500	3	405,729.77	0.19
7.501 - 8.000	3	615,653.33	0.28
8.001 - 8.500	3	915,135.81	0.42
8.501 - 9.000	8	1,347,540.12	0.62
9.001 - 9.500	1	61,344.73	0.03
9.501 - 10.000	2	193,219.94	0.09
10.001 - 10.500	1	208,748.63	0.10
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	201	$73,684,794.19	33.89%
0.501 - 1.000	359	102,684,129.19	47.23
1.501 - 2.000	63	25,624,012.52	11.79
4.501 - 5.000	36	13,020,445.27	5.99
5.501 - 6.000	5	2,409,000.00	1.11
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	201	$73,684,794.19	33.89%
0.501 - 1.000	156	52,711,917.95	24.24
1.501 - 2.000	71	28,817,148.64	13.25
2.501 - 3.000	179	41,025,647.12	18.87
3.501 - 4.000	7	3,292,982.33	1.51
4.501 - 5.000	36	13,020,445.27	5.99
5.501 - 6.000	14	4,869,445.67	2.24
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	205	$70,753,390.57	32.54%
360	459	146,668,990.60	67.46
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	608	$200,497,028.12	92.22%
12	10	4,447,504.71	2.05
24	8	1,574,588.01	0.72
36	21	5,626,879.39	2.59
60	17	5,276,380.94	2.43
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
289 - 300	205	$70,753,390.57	32.54%
337 - 348	2	576,183.19	0.27
349 - 359	457	146,092,807.41	67.19
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	70	$26,410,609.28	12.15%
6	531	163,187,066.48	75.06
12	63	27,824,705.41	12.80
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	18	$12,362,774.23	5.69%
2	13	5,672,128.45	2.61
3	39	8,375,706.60	3.85
6	325	113,415,178.13	52.16
12	1	622,500.00	0.29
24	159	37,442,565.44	17.22
36	109	39,531,528.32	18.18
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 3	143	$60,337,219.32	27.75%
4 - 6	252	79,488,568.09	36.56
7 - 9	1	622,500.00	0.29
13 - 15	2	219,796.54	0.10
16 - 18	11	2,853,277.46	1.31
19 - 21	146	34,369,491.44	15.81
28 - 30	12	3,672,097.01	1.69
31 - 33	75	25,717,142.23	11.83
34 - 35	22	10,142,289.08	4.66
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
04/01/04 - 04/30/04	94	$36,536,056.93	16.80%
05/01/04 - 05/31/04	20	7,411,732.26	3.41
06/01/04 - 06/30/04	29	16,389,430.13	7.54
07/01/04 - 07/31/04	118	32,100,389.60	14.76
08/01/04 - 08/31/04	96	29,895,476.38	13.75
09/01/04 - 09/30/04	38	17,492,702.11	8.05
11/01/04 - 11/30/04	1	622,500.00	0.29
06/01/05 - 06/30/05	2	219,796.54	0.10
07/01/05 - 07/31/05	2	998,186.62	0.46
08/01/05 - 08/31/05	3	734,865.19	0.34
09/01/05 - 09/30/05	6	1,120,225.65	0.52
10/01/05 - 10/31/05	12	1,828,279.04	0.84
11/01/05 - 11/30/05	98	23,824,456.88	10.96
12/01/05 - 12/31/05	36	8,716,755.52	4.01
08/01/06 - 08/31/06	8	2,172,799.27	1.00
09/01/06 - 09/30/06	4	1,499,297.74	0.69
10/01/06 - 10/31/06	11	2,759,520.39	1.27
11/01/06 - 11/30/06	40	12,724,531.54	5.85
12/01/06 - 12/31/06	24	10,233,090.30	4.71
01/01/07 - 01/31/07	12	5,099,239.08	2.35
02/01/07 - 02/28/07	10	5,043,050.00	2.32
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
18.60 - 20.00	2	$1,139,596.92	0.52%
25.01 - 30.00	1	175,943.51	0.08
30.01 - 35.00	3	2,002,732.95	0.92
35.01 - 40.00	6	1,619,114.22	0.74
40.01 - 45.00	8	4,983,953.35	2.29
45.01 - 50.00	19	12,506,811.55	5.75
50.01 - 55.00	14	7,330,495.82	3.37
55.01 - 60.00	26	13,603,792.70	6.26
60.01 - 65.00	35	16,675,981.49	7.67
65.01 - 70.00	43	21,532,414.33	9.90
70.01 - 75.00	39	16,627,256.77	7.65
75.01 - 80.00	321	89,336,403.67	41.09
80.01 - 85.00	13	2,603,056.08	1.20
85.01 - 90.00	50	10,503,985.34	4.83
90.01 - 95.00	67	14,384,161.93	6.62
95.01 - 100.00	17	2,396,680.54	1.10
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	9	$2,052,980.92	0.94%
550 - 620	12	3,561,811.34	1.64
621 - 640	17	5,058,593.83	2.33
641 - 660	44	12,005,154.99	5.52
661 - 680	64	20,281,075.38	9.33
681 - 700	95	29,008,977.79	13.34
701 - 720	102	32,747,400.53	15.06
721 - 740	78	28,477,696.18	13.10
741 - 760	94	29,879,997.78	13.74
761 - 780	78	27,457,926.72	12.63
781 - 800	62	23,985,833.09	11.03
801 - 813	9	2,904,932.62	1.34
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	170	$43,378,122.48	19.95%
6	5	717,476.45	0.33
36	26	12,121,987.16	5.58
120	463	161,204,795.08	74.14
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	353	$109,741,459.69	50.47%
Cash Out Refinance	206	71,514,279.24	32.89
Rate/Term Refinance	105	36,166,642.24	16.63
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	541	$172,509,242.20	79.34%
Second Home	45	23,177,535.99	10.66
Non-owner	78	21,735,602.98	10.00
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	417	$144,729,581.32	66.57%
Stated Documentation	87	27,866,976.15	12.82
No Documentation	95	20,618,104.87	9.48
No Ratio	41	13,196,214.21	6.07
Reduced Documentation	22	10,816,000.00	4.97
Limited Documentation	2	195,504.62	0.09
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	402	$135,111,493.28	62.14%
PUD	113	27,480,495.97	12.64
Condominium	47	14,913,156.86	6.86
Single Family Detached	18	8,457,782.33	3.89
Deminimus PUD	12	8,115,987.20	3.73
Cooperative	11	6,434,732.95	2.96
2 Units	21	5,861,743.90	2.70
Condo Low-Rise	18	5,265,847.56	2.42
3 Units	10	2,119,156.22	0.97
4 Units	9	2,007,284.90	0.92
Condo High-Rise	2	1,255,500.00	0.58
Single Family Attached	1	399,200.00	0.18
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	608	$200,497,028.12	92.22%
Has Prepayment Penalty	56	16,925,353.05	7.78
Total	664	$217,422,381.17	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
South Carolina	83	$37,221,506.96	17.12%
California	88	36,622,952.83	16.84
New York	35	25,328,033.85	11.65
Georgia	89	19,601,931.09	9.02
New Jersey	40	14,278,922.26	6.57
Ohio	38	10,608,882.25	4.88
Florida	38	9,820,814.21	4.52
Massachusetts	20	8,017,646.55	3.69

All Others (24) + DC	233	55,921,691.17	25.72
Total	664	$217,422,381.17	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-1
Group II Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
Total Current Balance:	$172,936,514
Total Original Balance:	$173,627,384
Number Of Loans:	423

			Minimum		Maximum
Average Current Balance:	$408,833		$76,912		$1,470,000
Average Original Amount:	$410,467		$77,000		$1,470,000

Weighted Average Gross Coupon:	5.342%		3.750%		8.625%

Weighted Average Gross Margin:	2.347%		1.875%		5.000%
Weighted Average Max Int Rate:	10.553%		8.875%		13.625%
Weighted Average Min Int Rate:	2.338%		1.000%		5.000%
Non Zero Weighted Average Periodic Rate Cap:	1.999%		0.000%		5.000%
Non Zero Weighted Average First Rate Cap:	5.171%		2.000%		6.000%

Weighted Average Original LTV:	73.38%		26.32%		100.00%

Weighted Average Credit Score:	722		591		820

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	355	months	344	months	359	months
Weighted Average Seasoning:	5	months	1	months	16	months

Weighted Average Next Rate Reset:	56	months	44	months	59	months
Weighted Average Rate Adj Freq:	9	months	6	months	12	months
Weighted Average First Rate Adj Freq:	60	months	60	months	60	months

Weighted Average Prepay Term:	38	months	12	months	60	months
Weighted Average IO Term:	89	months	60	months	120	months

Top State Concentrations ($):	52.89 % California, 8.69 % Florida, 8.20 % Massachusetts
Prepay Penalty ($):	79.48 % No Prepayment Penalty, 20.52 % Has Prepayment Penalty
Interest Only ($):	65.88 % IO, 34.12 % Not IO
Maximum Zip Code ($):	1.31% 94550

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

	Minimum	Maximum
Note Date:	Oct 09, 2002	Jan 29, 2004
First Pay Date:	Dec 01, 2002	Mar 01, 2004
Paid To Date:	Nov 01, 2003	Mar 01, 2004
Rate Chg Date:	Nov 01, 2007	Feb 01, 2009
Mature Date:	Nov 01, 2032	Feb 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
SIERRA PACIFIC	111	$47,755,129.86	27.61%
STATEN ISLAND BANK	91	29,817,507.13	17.24
PAUL FINANCIAL	52	24,672,900.00	14.27
PINNACLE	66	17,433,907.47	10.08
MORTGAGE NETWORK	28	13,756,409.74	7.95
MORTGAGE IT	31	13,469,962.04	7.79
BOSTON SAFE	17	12,307,998.83	7.12
HOMESTAR	15	8,317,384.57	4.81
ELOAN	12	5,405,314.00	3.13
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/1 YR LIBOR IO	141	63,570,117.77	36.76%
5/25 6 MO LIBOR IO	127	48,934,979.39	28.30
5/1 YR LIBOR	78	32,140,532.72	18.59
5/25 6 MO LIBOR	70	24,930,527.86	14.42
5/1 YR CMT	4	1,938,953.38	1.12
5/1 YR CMT IO	3	1,421,402.52	0.82
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	219	$95,710,650.49	55.34%
6 MO LIBOR	197	73,865,507.25	42.71
1 YR CMT	7	3,360,355.90	1.94
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
76,912 - 100,000	7	$621,585.00	0.36%
100,001 - 150,000	33	4,382,042.76	2.53
150,001 - 200,000	26	4,487,424.88	2.59
200,001 - 250,000	21	4,795,231.89	2.77
250,001 - 300,000	23	6,259,789.71	3.62
300,001 - 350,000	42	14,009,430.97	8.10
350,001 - 400,000	91	34,079,289.23	19.71
400,001 - 450,000	51	21,686,746.26	12.54
450,001 - 500,000	42	19,987,923.83	11.56
500,001 - 550,000	16	8,517,309.49	4.93
550,001 - 600,000	12	6,974,594.85	4.03
600,001 - 650,000	19	12,007,342.70	6.94
650,001 - 700,000	7	4,794,400.00	2.77
700,001 - 800,000	10	7,432,628.20	4.30
800,001 - 900,000	7	5,884,676.08	3.40
900,001 - 1,000,000	11	10,822,081.27	6.26
1,000,001 - 1,250,000	3	3,414,100.00	1.97
1,250,001 - 1,470,000	2	2,779,916.52	1.61
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.750 - 4.000	7	$2,985,728.55	1.73%
4.001 - 4.500	53	24,017,793.81	13.89
4.501 - 5.000	78	32,752,032.93	18.94
5.001 - 5.500	110	42,839,976.27	24.77
5.501 - 6.000	119	48,417,797.43	28.00
6.001 - 6.500	46	18,581,318.33	10.74
6.501 - 7.000	9	3,176,266.32	1.84
8.501 - 8.625	1	165,600.00	0.10
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.875 - 2.000	1	$322,700.00	0.19%
2.001 - 2.500	342	147,427,100.87	85.25
2.501 - 3.000	74	23,590,483.00	13.64
3.501 - 4.000	3	803,129.77	0.46
4.001 - 4.500	2	627,500.00	0.36
4.501 - 5.000	1	165,600.00	0.10
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.875 - 9.000	4	$1,855,478.79	1.07%
9.001 - 9.500	43	20,171,333.70	11.66
9.501 - 10.000	54	24,803,288.74	14.34
10.001 - 10.500	88	35,799,146.40	20.70
10.501 - 11.000	119	48,543,212.42	28.07
11.001 - 11.500	68	27,327,614.53	15.80
11.501 - 12.000	34	11,967,178.96	6.92
12.001 - 12.500	9	1,916,493.78	1.11
12.501 - 13.000	3	387,166.32	0.22
13.501 - 13.625	1	165,600.00	0.10
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	2	$833,700.00	0.48%
1.501 - 2.000	1	322,700.00	0.19
2.001 - 2.500	339	146,849,344.17	84.92
2.501 - 3.000	76	23,824,539.70	13.78
3.501 - 4.000	2	313,129.77	0.18
4.001 - 4.500	2	627,500.00	0.36
4.501 - 5.000	1	165,600.00	0.10
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	1	$386,000.00	0.22%
0.501 - 1.000	85	37,112,702.47	21.46
1.501 - 2.000	320	123,129,812.34	71.20
4.501 - 5.000	17	12,307,998.83	7.12
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	4	$1,821,900.00	1.05%
4.501 - 5.000	311	136,006,280.78	78.65
5.501 - 6.000	108	35,108,332.86	20.30
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	423	$172,936,513.64	100.00%
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	320	$137,450,530.01	79.48%
12	21	14,439,588.93	8.35
36	13	4,305,294.31	2.49
60	69	16,741,100.39	9.68
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
344 - 348	4	$665,465.34	0.38%
349 - 359	419	172,271,048.30	99.62
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	197	$73,865,507.25	42.71%
12	226	99,071,006.39	57.29
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	423	$172,936,513.64	100.00%
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
44 - 45	2	$430,028.41	0.25%
46 - 48	2	235,436.93	0.14
49 - 51	13	4,036,672.69	2.33
52 - 54	124	49,803,554.43	28.80
55 - 57	196	79,226,678.26	45.81
58 - 59	86	39,204,142.92	22.67
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11/01/07 - 11/30/07	2	$430,028.41	0.25%
03/01/08 - 03/31/08	2	235,436.93	0.14
05/01/08 - 05/31/08	2	828,000.00	0.48
06/01/08 - 06/30/08	11	3,208,672.69	1.86
07/01/08 - 07/31/08	7	3,246,426.92	1.88
08/01/08 - 08/31/08	82	31,876,265.30	18.43
09/01/08 - 09/30/08	35	14,680,862.21	8.49
10/01/08 - 10/31/08	63	24,919,499.70	14.41
11/01/08 - 11/30/08	58	27,947,297.30	16.16
12/01/08 - 12/31/08	75	26,359,881.26	15.24
01/01/09 - 01/31/09	60	26,574,543.09	15.37
02/01/09 - 02/28/09	26	12,629,599.83	7.30
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
26.32 - 30.00	3	$2,140,184.42	1.24%
30.01 - 35.00	2	1,137,700.00	0.66
35.01 - 40.00	1	751,038.97	0.43
40.01 - 45.00	7	4,394,183.29	2.54
45.01 - 50.00	11	5,942,481.20	3.44
50.01 - 55.00	14	5,373,333.25	3.11
55.01 - 60.00	15	6,394,505.28	3.70
60.01 - 65.00	18	9,949,637.06	5.75
65.01 - 70.00	23	11,311,958.99	6.54
70.01 - 75.00	37	17,142,396.55	9.91
75.01 - 80.00	249	98,048,491.16	56.70
80.01 - 85.00	4	1,462,096.29	0.85
85.01 - 90.00	15	4,161,998.44	2.41
90.01 - 95.00	18	3,658,184.15	2.12
95.01 - 100.00	6	1,068,324.59	0.62
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	2	$1,124,000.00	0.65%
550 - 620	2	335,989.40	0.19
621 - 640	7	3,067,114.34	1.77
641 - 660	19	9,001,899.69	5.21
661 - 680	52	21,236,301.32	12.28
681 - 700	64	25,228,717.60	14.59
701 - 720	61	26,113,295.47	15.10
721 - 740	64	25,908,004.13	14.98
741 - 760	58	22,163,296.21	12.82
761 - 780	47	20,429,273.96	11.81
781 - 800	37	15,199,470.57	8.79
801 - 820	10	3,129,150.95	1.81
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	152	$59,010,013.96	34.12%
60	146	59,202,025.88	34.23
84	1	247,894.37	0.14
120	124	54,476,579.43	31.50
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	236	$86,662,139.91	50.11%
Rate/Term Refinance	92	43,972,271.03	25.43
Cash Out Refinance	95	42,302,102.70	24.46
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	376	$155,685,972.98	90.02%
Second Home	16	8,736,499.89	5.05
Non-owner	31	8,514,040.77	4.92
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	215	$91,265,451.35	52.77%
Stated Documentation	68	30,180,820.69	17.45
Reduced Documentation	38	17,764,800.00	10.27
No Ratio	49	17,319,691.21	10.02
No Documentation	47	13,531,500.39	7.82
Streamline Documentation	6	2,874,250.00	1.66
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	227	$97,895,972.72	56.61%
PUD	92	32,904,681.75	19.03
Single Family Detached	44	20,848,076.65	12.06
Condominium	29	7,948,449.51	4.60
2 Units	9	3,274,884.35	1.89
Condo Low-Rise	9	3,138,131.89	1.81
Deminimus PUD	5	2,750,484.91	1.59
3 Units	4	1,705,431.86	0.99
4 Units	2	1,400,000.00	0.81
Condo High-Rise	2	1,070,400.00	0.62
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	320	$137,450,530.01	79.48%
Has Prepayment Penalty	103	35,485,983.63	20.52
Total	423	$172,936,513.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	218	$91,464,924.80	52.89%
Florida	53	15,034,452.89	8.69
Massachusetts	21	14,176,241.51	8.20
Illinois	16	6,766,610.41	3.91
Arizona	16	6,049,014.84	3.50
Georgia	11	5,531,962.26	3.20

All Others (21) + DC	88	33,913,306.93	19.61
Total	423	$172,936,513.64	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-1
Group III Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
Total Current Balance:	$123,791,444
Total Original Balance:	$124,273,130
Number Of Loans:	197

			Minimum		Maximum
Average Current Balance:	$628,383		$63,750		$3,650,000
Average Original Amount:	$630,828		$63,750		$3,650,000

Weighted Average Gross Coupon:	5.110%		3.700%		7.125%

Weighted Average Gross Margin:	2.361%		2.000%		2.875%
Weighted Average Max Int Rate:	11.272%		9.150%		13.125%
Weighted Average Min Int Rate:	2.364%		2.000%		2.875%
Non Zero Weighted Average Periodic Rate Cap:	2.046%		0.000%		2.850%
Non Zero Weighted Average First Rate Cap:	5.619%		0.000%		9.600%

Weighted Average Original LTV:	59.36%		15.38%		100.00%

Weighted Average Credit Score:	735		585		839

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	353	months	285	months	358	months
Weighted Average Seasoning:	7	months	2	months	75	months

Weighted Average Next Rate Reset:	77	months	9	months	82	months
Weighted Average Rate Adj Freq:	8	months	1	months	12	months
Weighted Average First Rate Adj Freq:	84	months	84	months	84	months

Weighted Average Prepay Term:	52	months	12	months	60	months
Weighted Average IO Term:	106	months	84	months	120	months

Top State Concentrations ($):	76.93 % California, 6.50 % New York, 4.66 % Connecticut
Prepay Penalty ($):	79.94 % Has Prepayment Penalty, 20.06 % No Prepayment Penalty
Interest Only ($):	89.62 % IO, 10.38 % Not IO
Maximum Zip Code ($):	3.64% 92657

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

	Minimum	Maximum
Note Date:	Dec 01, 1997	Dec 29, 2003
First Pay Date:	Jan 01, 1998	Feb 01, 2004
Paid To Date:	Dec 01, 2003	Feb 01, 2004
Rate Chg Date:	Dec 01, 2004	Jan 01, 2011
Mature Date:	Dec 01, 2027	Jan 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
FIRST REPUBLIC	113	$94,932,941.16	76.69%
STATEN ISLAND BANK	42	13,794,914.97	11.14
PINNACLE	21	4,490,917.39	3.63
SIERRA PACIFIC	9	4,133,164.09	3.34
PAUL FINANCIAL	8	4,015,000.00	3.24
ELOAN	3	1,754,506.37	1.42
HOMESTAR	1	670,000.00	0.54
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7/1 YR CMT IO	63	$55,510,195.16	44.84%
7/1 MO LIBOR IO	43	36,054,120.43	29.12
7/23 6 MO LIBOR IO	40	12,618,178.72	10.19
7/1 YR LIBOR	18	8,045,644.97	6.50
7/1 YR LIBOR IO	19	6,760,947.73	5.46
7/1 YR CMT	3	1,876,293.67	1.52
7/1 MO LIBOR	4	1,492,331.90	1.21
7/23 6 MO LIBOR	7	1,433,731.40	1.16
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR CMT	66	$57,386,488.83	46.36%
1 MO LIBOR	47	37,546,452.33	30.33
1 YR LIBOR	37	14,806,592.70	11.96
6 MO LIBOR	47	14,051,910.12	11.35
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
63,750 - 100,000	7	$558,378.88	0.45%
100,001 - 150,000	10	1,345,305.83	1.09
150,001 - 200,000	16	2,882,203.95	2.33
200,001 - 250,000	11	2,458,760.10	1.99
250,001 - 300,000	7	1,963,868.05	1.59
300,001 - 350,000	14	4,602,396.04	3.72
350,001 - 400,000	13	4,924,887.58	3.98
400,001 - 450,000	11	4,662,115.48	3.77
450,001 - 500,000	11	5,292,495.83	4.28
500,001 - 550,000	11	5,807,018.80	4.69
550,001 - 600,000	11	6,383,629.52	5.16
600,001 - 650,000	6	3,897,855.82	3.15
650,001 - 700,000	9	6,114,704.56	4.94
700,001 - 800,000	12	9,089,989.90	7.34
800,001 - 900,000	6	5,157,206.87	4.17
900,001 - 1,000,000	10	9,899,170.86	8.00
1,000,001 - 1,250,000	17	18,646,355.91	15.06
1,250,001 - 1,500,000	5	7,155,000.00	5.78
1,500,001 - 1,750,000	1	1,650,000.00	1.33
1,750,001 - 2,000,000	4	7,850,000.00	6.34
2,250,001 - 2,500,000	3	7,285,000.00	5.88
2,500,001 - 2,750,000	1	2,515,100.00	2.03
3,500,001 - 3,650,000	1	3,650,000.00	2.95
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.700 - 4.000	3	$2,740,000.00	2.21%
4.001 - 4.500	17	12,316,209.76	9.95
4.501 - 5.000	60	42,316,369.22	34.18
5.001 - 5.500	58	38,412,253.62	31.03
5.501 - 6.000	44	20,068,843.81	16.21
6.001 - 6.500	12	7,292,368.57	5.89
6.501 - 7.000	1	141,550.00	0.11
7.001 - 7.125	2	503,849.00	0.41
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	1	$1,225,000.00	0.99%
2.001 - 2.500	175	114,854,463.36	92.78
2.501 - 2.875	21	7,711,980.62	6.23
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.150 - 9.500	5	$2,533,280.00	2.05%
9.501 - 10.000	21	12,842,079.85	10.37
10.001 - 10.500	38	22,878,081.97	18.48
10.501 - 11.000	51	31,236,719.54	25.23
11.001 - 11.500	19	13,696,652.47	11.06
11.501 - 12.000	12	3,224,403.82	2.60
12.001 - 12.500	3	483,750.00	0.39
12.501 - 13.000	47	36,688,002.33	29.64
13.001 - 13.125	1	208,474.00	0.17
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	1	$1,225,000.00	0.99%
2.001 - 2.500	173	114,270,791.77	92.31
2.501 - 2.875	23	8,295,652.21	6.70
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	47	$37,546,452.33	30.33%
0.501 - 1.000	23	7,555,036.36	6.10
1.001 - 1.500	3	2,740,000.00	2.21
1.501 - 2.000	75	33,281,941.46	26.89
2.001 - 2.500	34	28,328,775.36	22.88
2.501 - 2.850	15	14,339,238.47	11.58
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	55	$44,637,573.90	36.06%
4.501 - 5.000	72	31,225,414.23	25.22
5.501 - 6.000	69	47,628,455.85	38.47
> 6.000	1	300,000.00	0.24
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	197	$123,791,443.98	100.00%
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	59	$24,831,587.63	20.06%
12	5	2,150,671.59	1.74
36	17	10,018,471.98	8.09
48	41	33,331,452.33	26.93
60	75	53,459,260.45	43.18
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
285 - 288	1	$295,375.00	0.24%
337 - 348	2	205,300.00	0.17
349 - 358	194	123,290,768.98	99.60
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	47	$37,546,452.33	30.33%
6	47	14,051,910.12	11.35
12	103	72,193,081.53	58.32
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
84	197	$123,791,443.98	100.00%
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9 - 9	1	$295,375.00	0.24%
70 - 72	2	205,300.00	0.17
73 - 75	21	18,705,832.52	15.11
76 - 78	100	64,321,279.76	51.96
79 - 81	67	36,390,656.70	29.40
82 - 82	6	3,873,000.00	3.13
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12/01/04 - 12/31/04	1	$295,375.00	0.24%
01/01/10 - 01/31/10	1	141,550.00	0.11
02/01/10 - 02/28/10	1	63,750.00	0.05
04/01/10 - 04/30/10	3	3,975,000.00	3.21
05/01/10 - 05/31/10	2	2,100,000.00	1.70
06/01/10 - 06/30/10	16	12,630,832.52	10.20
07/01/10 - 07/31/10	31	21,579,899.14	17.43
08/01/10 - 08/31/10	41	23,611,467.57	19.07
09/01/10 - 09/30/10	28	19,129,913.05	15.45
10/01/10 - 10/31/10	20	14,876,784.38	12.02
11/01/10 - 11/30/10	31	13,101,437.57	10.58
12/01/10 - 12/31/10	16	8,412,434.75	6.80
01/01/11 - 01/31/11	6	3,873,000.00	3.13
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
15.38 - 20.00	5	$2,952,160.52	2.38%
20.01 - 25.00	4	3,390,000.00	2.74
25.01 - 30.00	6	4,393,604.11	3.55
30.01 - 35.00	8	5,165,980.53	4.17
35.01 - 40.00	6	5,413,489.39	4.37
40.01 - 45.00	10	8,105,000.00	6.55
45.01 - 50.00	15	12,857,030.54	10.39
50.01 - 55.00	13	7,514,695.39	6.07
55.01 - 60.00	8	4,321,176.85	3.49
60.01 - 65.00	14	7,330,635.75	5.92
65.01 - 70.00	19	19,634,535.82	15.86
70.01 - 75.00	31	20,825,354.54	16.82
75.01 - 80.00	47	19,935,417.37	16.10
80.01 - 85.00	1	182,357.15	0.15
85.01 - 90.00	2	571,068.89	0.46
90.01 - 95.00	6	891,770.99	0.72
95.01 - 100.00	2	307,166.14	0.25
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	4	$3,094,000.00	2.50%
550 - 620	3	1,252,700.00	1.01
621 - 640	3	4,000,000.00	3.23
641 - 660	9	6,284,834.05	5.08
661 - 680	13	6,845,809.77	5.53
681 - 700	25	13,764,470.41	11.12
701 - 720	16	13,095,078.29	10.58
721 - 740	28	15,953,662.04	12.89
741 - 760	31	16,452,622.78	13.29
761 - 780	23	13,608,197.33	10.99
781 - 800	28	21,513,298.03	17.38
801 - 820	13	7,738,821.28	6.25
821 - 839	1	187,950.00	0.15
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	32	$12,848,001.94	10.38%
84	65	42,003,259.11	33.93
120	100	68,940,182.93	55.69
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Rate/Term Refinance	60	$45,185,055.28	36.50%
Cash Out Refinance	65	39,469,155.69	31.88
Purchase	72	39,137,233.01	31.62
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	160	$102,002,424.22	82.40%
Second Home	15	13,526,704.55	10.93
Non-owner	22	8,262,315.21	6.67
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	169	$114,217,270.74	92.27%
No Ratio	14	3,535,944.72	2.86
Reduced Documentation	5	2,787,000.00	2.25
Stated Documentation	6	2,453,149.23	1.98
No Documentation	3	798,079.29	0.64
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	120	$82,692,081.44	66.80%
PUD	22	15,770,594.71	12.74
Condominium	19	7,765,116.55	6.27
Cooperative	10	4,634,275.67	3.74
Single Family Detached	7	3,733,000.00	3.02
2 Units	7	3,359,004.59	2.71
3 Units	5	3,154,222.44	2.55
4 Units	5	1,731,148.58	1.40
Deminimus PUD	1	600,000.00	0.48
Condo Low-Rise	1	352,000.00	0.28
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Has Prepayment Penalty	138	$98,959,856.35	79.94%
No Prepayment Penalty	59	24,831,587.63	20.06
Total	197	$123,791,443.98	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	127	$95,237,998.18	76.93%
New York	15	8,043,226.17	6.50
Connecticut	7	5,769,221.38	4.66
Florida	21	4,889,185.11	3.95

All Others (15) + DC	27	9,851,813.14	7.96
Total	197	$123,791,443.98	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

HarborView Mortgage Pass-Through Certificates
Series 2004-1
Group IV Mortgage Loans
Preliminary Collateral Information
As of the Cut-off Date
Total Current Balance:	$102,811,946
Total Original Balance:	$103,416,313
Number Of Loans:	136

			Minimum		Maximum
Average Current Balance:	$755,970		$76,499		$2,940,000
Average Original Amount:	$760,414		$76,800		$2,940,000

Weighted Average Gross Coupon:	5.154%		4.150%		6.375%

Weighted Average Gross Margin:	2.444%		2.050%		2.500%
Weighted Average Max Int Rate:	10.805%		9.550%		12.950%
Weighted Average Min Int Rate:	2.445%		2.050%		3.375%
Non Zero Weighted Average Periodic Rate Cap:	2.228%		0.000%		3.550%
Non Zero Weighted Average First Rate Cap:	5.592%		0.000%		6.000%

Weighted Average Original LTV:	56.62%		5.34%		95.00%

Weighted Average Fico Score:	749		612		828

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	353	months	329	months	359	months
Weighted Average Seasoning:	7	months	1	months	31	months

Weighted Average Next Rate Reset:	113	months	89	months	119	months
Weighted Average Rate Adj Freq:	11	months	1	months	12	months
Weighted Average First Rate Adj Freq:	120	months	120	months	120	months

Weighted Average Prepay Term:	57	months	12	months	60	months
Weighted Average IO Term:	120	months	120	months	120	months

Top State Concentrations ($):	72.18 % California, 10.51 % New York, 3.27 % Massachusetts
Prepay Penalty ($):	73.96 % Has Prepayment Penalty, 26.04 % No Prepayment Penalty
Interest Only ($):	91.58 % IO, 8.42 % Not IO
Maximum Zip Code Concentration ($):	5.91% 94118

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

		Minimum	Maximum
Note Date:		Jul 26, 2001	Jan 23, 2004
First Pay Date:		Sep 01, 2001	Mar 01, 2004
Paid To Date:		Jan 01, 2004	Mar 01, 2004
Rate Chg Date:		Aug 01, 2011	Feb 01, 2014
Mature Date:		Aug 01, 2031	Feb 01, 2034
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
FIRST REPUBLIC	91	$83,423,181.46	81.14%
STATEN ISLAND BANK	30	11,159,248.92	10.85
SIERRA PACIFIC	6	3,651,446.86	3.55
PAUL FINANCIAL	7	3,348,500.00	3.26
HOMESTAR	2	1,229,568.38	1.20
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10/1 YR CMT IO	79	$74,237,416.39	72.21%
10/6 MO LIBOR IO	32	12,388,817.30	12.05
10/1 YR CMT	10	6,785,765.07	6.60
10/1 YR LIBOR IO	10	5,126,678.39	4.99
10/1 MO LIBOR IO	2	2,400,000.00	2.33
10/1 YR LIBOR	3	1,873,268.47	1.82
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR CMT	89	$81,023,181.46	78.81%
6 MO LIBOR	32	12,388,817.30	12.05
1 YR LIBOR	13	6,999,946.86	6.81
1 MO LIBOR	2	2,400,000.00	2.33
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
76,499 - 100,000	3	$262,171.64	0.26%
100,001 - 150,000	5	638,787.29	0.62
150,001 - 200,000	5	837,622.91	0.81
200,001 - 250,000	4	911,660.00	0.89
250,001 - 300,000	2	582,476.78	0.57
300,001 - 350,000	3	1,042,236.72	1.01
350,001 - 400,000	8	3,031,984.81	2.95
400,001 - 450,000	7	2,999,992.00	2.92
450,001 - 500,000	12	5,929,252.82	5.77
500,001 - 550,000	7	3,675,810.71	3.58
550,001 - 600,000	12	7,044,111.57	6.85
600,001 - 650,000	8	5,158,404.34	5.02
650,001 - 700,000	5	3,403,117.34	3.31
700,001 - 800,000	9	6,833,207.76	6.65
800,001 - 900,000	7	6,034,705.96	5.87
900,001 - 1,000,000	10	9,828,198.48	9.56
1,000,001 - 1,250,000	12	13,798,204.49	13.42
1,250,001 - 1,500,000	7	9,912,500.00	9.64
1,500,001 - 1,750,000	1	1,745,000.00	1.70
1,750,001 - 2,000,000	7	13,452,500.00	13.08
2,500,001 - 2,750,000	1	2,750,000.00	2.67
2,750,001 - 2,940,000	1	2,940,000.00	2.86
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.150 - 4.500	6	$6,390,500.07	6.22%
4.501 - 5.000	44	38,191,941.46	37.15
5.001 - 5.500	47	34,721,085.55	33.77
5.501 - 6.000	33	20,441,207.68	19.88
6.001 - 6.375	6	3,067,210.86	2.98
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.050 - 2.500	136	$102,811,945.62	100.00%
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.550 - 10.000	12	$8,724,505.49	8.49%
10.001 - 10.500	28	21,178,081.26	20.60
10.501 - 11.000	55	42,460,414.85	41.30
11.001 - 11.500	27	20,189,361.91	19.64
11.501 - 12.000	12	7,859,582.11	7.64
12.501 - 12.950	2	2,400,000.00	2.33
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.050 - 2.500	135	$102,721,273.45	99.91%
3.001 - 3.375	1	90,672.17	0.09
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	2	$2,400,000.00	2.33%
0.501 - 1.000	32	12,388,817.30	12.05
1.501 - 2.000	28	23,286,684.53	22.65
2.001 - 2.500	37	34,166,176.49	33.23
2.501 - 3.000	26	22,717,038.50	22.10
3.001 - 3.500	10	7,448,228.80	7.24
3.501 - 3.550	1	405,000.00	0.39
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.000	5	$5,980,000.00	5.82%
1.501 - 2.000	1	502,036.25	0.49
4.501 - 5.000	63	37,503,629.73	36.48
5.501 - 6.000	67	58,826,279.64	57.22
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	136	$102,811,945.62	100.00%
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	51	$26,776,756.69	26.04%
12	3	2,050,000.00	1.99
24	1	650,000.00	0.63
36	6	5,009,500.00	4.87
48	1	1,300,000.00	1.26
60	74	67,025,688.93	65.19
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
329 - 336	1	$397,954.77	0.39%
337 - 348	1	405,000.00	0.39
349 - 359	134	102,008,990.85	99.22
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	2	$2,400,000.00	2.33%
6	32	12,388,817.30	12.05
12	102	88,023,128.32	85.62
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
120	136	$102,811,945.62	100.00%
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
89 - 90	1	$397,954.77	0.39%
106 - 108	1	405,000.00	0.39
109 - 111	6	5,435,401.05	5.29
112 - 114	81	71,913,388.10	69.95
115 - 117	40	21,311,701.70	20.73
118 - 119	7	3,348,500.00	3.26
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/11 - 08/31/11	1	$397,954.77	0.39%
01/01/13 - 01/31/13	1	405,000.00	0.39
05/01/13 - 05/31/13	3	3,720,000.00	3.62
06/01/13 - 06/30/13	3	1,715,401.05	1.67
07/01/13 - 07/31/13	24	23,473,792.04	22.83
08/01/13 - 08/31/13	32	29,328,685.17	28.53
09/01/13 - 09/30/13	25	19,110,910.89	18.59
10/01/13 - 10/31/13	17	9,100,212.79	8.85
11/01/13 - 11/30/13	21	11,252,409.46	10.94
12/01/13 - 12/31/13	2	959,079.45	0.93
01/01/14 - 01/31/14	2	1,003,500.00	0.98
02/01/14 - 02/28/14	5	2,345,000.00	2.28
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.34 - 10.00	3	$1,855,000.00	1.80%
10.01 - 15.00	4	1,884,889.15	1.83
15.01 - 20.00	1	1,000,000.00	0.97
20.01 - 25.00	2	899,955.83	0.88
25.01 - 30.00	8	5,413,399.34	5.27
30.01 - 35.00	7	6,889,191.65	6.70
35.01 - 40.00	9	7,567,881.15	7.36
40.01 - 45.00	6	5,130,592.58	4.99
45.01 - 50.00	7	8,266,176.56	8.04
50.01 - 55.00	4	2,764,475.00	2.69
55.01 - 60.00	7	3,204,727.26	3.12
60.01 - 65.00	12	10,924,331.64	10.63
65.01 - 70.00	19	19,657,573.78	19.12
70.01 - 75.00	16	11,621,297.54	11.30
75.01 - 80.00	29	15,447,469.50	15.02
80.01 - 85.00	1	116,353.31	0.11
90.01 - 95.00	1	168,631.33	0.16
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	1	$359,091.95	0.35%
550 - 620	2	2,521,990.54	2.45
621 - 640	1	164,000.00	0.16
641 - 660	2	534,700.00	0.52
661 - 680	7	3,620,623.19	3.52
681 - 700	8	5,439,415.10	5.29
701 - 720	15	11,895,978.10	11.57
721 - 740	18	16,081,660.77	15.64
741 - 760	16	14,062,738.77	13.68
761 - 780	23	19,924,050.93	19.38
781 - 800	29	19,793,817.36	19.25
801 - 820	12	7,312,087.03	7.11
821 - 828	2	1,101,791.88	1.07
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	13	$8,659,033.54	8.42%
120	123	94,152,912.08	91.58
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Rate/Term Refinance	59	$42,985,616.30	41.81%
Cash Out Refinance	42	33,657,900.97	32.74
Purchase	35	26,168,428.35	25.45
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	125	$94,947,969.85	92.35%
Second Home	7	6,509,103.33	6.33
Non-owner	4	1,354,872.44	1.32
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	130	$99,611,056.29	96.89%
Reduced Documentation	4	1,875,000.00	1.82
Stated Documentation	2	1,325,889.33	1.29
Total	136	$102,811,945.62	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	88	$72,929,921.51	70.94%
PUD	18	11,693,410.21	11.37
Cooperative	10	5,738,051.34	5.58
Condominium	8	4,556,711.07	4.43
3 Units	3	3,002,955.83	2.92
Single Family Detached	4	1,645,500.00	1.60
2 Units	2	1,400,000.00	1.36
Deminimus PUD	2	1,055,000.00	1.03
4 Units	1	790,395.66	0.77
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepayment Penalty:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Has Prepayment Penalty	85	$76,035,188.93	73.96%
No Prepayment Penalty	51	26,776,756.69	26.04
Total	136	$102,811,945.62	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	96	$74,205,959.21	72.18%
New York	12	10,806,798.48	10.51
Massachusetts	4	3,364,185.17	3.27

All Others (12)	24	14,435,002.76	14.04
Total	136	$102,811,945.62	100.00%